Exhibit 99.1

InfuSystem Holdings, Inc. 3851 W. Hamlin Road Rochester Hills, MI 48309 248-291-1210

FOR IMMEDIATE RELEASE
CONTACT:    Joe Dorame, Joe Diaz & Robert Blum
            Lytham Partners, LLC
        602-889-9700

InfuSystem to Present at Sidoti Small Cap Conference on December 4, 2024

Investor Presentation to be held at 10:00 a.m. Eastern Time

Rochester Hills, Michigan, November 22, 2024 - InfuSystem Holdings, Inc. (NYSE American: INFU) (“InfuSystem” or the “Company”), a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers, announced today that Richard DiIorio, Chief Executive Officer, Barry Steele, Chief Financial Officer, and Carrie Lachance, President and Chief Operating Officer, will present at the Sidoti Small Cap Virtual Investor Conference at 10:00 a.m. ET on Wednesday, December 4, 2024.

A webcast of the presentation will be available on the Company’s website at https://ir.infusystem.com. A replay of the presentation will be available following the event.

Management is scheduled to host virtual one-on-one meetings throughout the day. Investors interested in arranging one-on-one meetings should contact your conference representative. Conversely, you may also call or email Lytham Partners at 602-889-9700, or infu@lythampartners.com.
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About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. (NYSE American: INFU), is a leading national health care service provider, facilitating outpatient care for durable medical equipment manufacturers and health care providers. INFU services are provided under a two-platform model. The first platform is Patient Services, providing the last-mile solution for clinic-to-home healthcare where the continuing treatment involves complex durable medical equipment and services. The Patient Services segment is comprised of Oncology, Pain Management and Wound Therapy businesses. The second platform, Device Solutions, supports the Patient Services platform and leverages strong service orientation to win incremental business from its direct payer clients. The Device Solutions segment is comprised of direct payer rentals, pump and consumable sales, and biomedical services and repair. Headquartered in Rochester Hills, Michigan, the

Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Massachusetts, Texas and Ontario, Canada.

Forward-Looking Statements

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as statements relating to future actions, business plans, strategic partnerships, growth initiatives, objectives and prospects, future operating or financial performance, guidance and expected new business relationships and the terms thereof (including estimated potential revenue under new or existing contracts). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “goal,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. Forward-looking statements are subject to factors, risks and uncertainties that could cause actual results to differ materially, including, but not limited to, our ability to successfully execute on our growth initiatives and strategic partnerships, our ability to enter into definitive agreements for new business relationships on expected terms or at all, our ability to generate estimated potential revenue amounts under new or existing contracts, our dependence on estimates of collectible revenue, potential litigation, changes in third-party reimbursement processes, changes in law, global financial conditions and recessionary risks, rising inflation and interest rates, supply chain disruptions, systemic pressures in the banking sector, including disruptions to credit markets, the Company’s ability to remediate its previously disclosed material weakness in internal control over financial reporting, contributions from acquired businesses or new business lines, products or services and other risk factors disclosed in the Company’s most recent annual report on Form 10-K and, to the extent applicable, quarterly reports on Form 10-Q. Our strategic partnerships are subject to similar factors, risks and uncertainties. All forward-looking statements made in this press release speak only as of the date hereof. We do not undertake any obligation to update any forward-looking statements to reflect future events or circumstances, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

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